SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary  Proxy  Statement       [ ]  Confidential, for Use
     of the Commission Only                   (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              GRILL CONCEPTS, INC.
                  ---------------------------------------------
                (Name of Registrant As Specified in its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.   Title of each class of securities to which transaction applies:


     ----------------------------------------------------------------------

2.   Aggregate number of securities to which transaction applies:


     ----------------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     ----------------------------------------------------------------------

4.   Proposed maximum aggregate value of transaction:


     ----------------------------------------------------------------------

5.   Total fee paid:


     ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid:


     ----------------------------------------------------------------------

2.   Form, Schedule or Registration Statement No.:


     ----------------------------------------------------------------------

3.   Filing Party:


     ----------------------------------------------------------------------

4.   Date Filed:


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
                              GRILL CONCEPTS, INC.
                       11661 San Vicente Blvd., Suite 404
                          Los Angeles, California 90049

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------


DATE                 June 23, 2004

TIME                 9:00 a.m., Pacific Time

PLACE                The Grill on the Alley
                     9560 Dayton  Way
                     Beverly Hills, California  90210

ITEMS OF BUSINESS    (1)      To elect seven directors of the Company to hold
                              office until the next annual meeting of
                              shareholders or until their successors are duly elected and qualified.

                     (2) To consider a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent certifying accountants.

                     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

RECORD  DATE        Holders of Grill Concepts common stock of record at the
                    close of business on April 26, 2004 are entitled to vote at the meeting.

ANNUAL  REPORT      The Company's 2003 annual report, which is not part of the proxy soliciting materials, is included with this document.

PROXY  VOTING       It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Shareholders may be able to vote their shares over the Internet or by telephone.
                    If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly.


                                   By Order of the Board of Directors



                                   Michael  Weinstock
                                   Chairman


Los Angeles, California
April 26, 2004

                                TABLE OF CONTENTS
                                -----------------

INTRODUCTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     Matters to be Voted on by Shareholders . . . . . . . . . . . . . . . .   1
     Proxies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     Revocation of Proxies. . . . . . . . . . . . . . . . . . . . . . . . .   1
     Record Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     Voting Securities. . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     Quorum . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     Voting Procedures. . . . . . . . . . . . . . . . . . . . . . . . . . .   2
PROPOSALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
PROPOSAL 1 - ELECTION OF DIRECTORS. . . . . . . . . . . . . . . . . . . . .   3
PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS. . . . . .   4
EXECUTIVE COMPENSATION AND OTHER INFORMATION. . . . . . . . . . . . . . . .   5
     Compensation Committee Report. . . . . . . . . . . . . . . . . . . . .   5
     Summary Compensation Table . . . . . . . . . . . . . . . . . . . . . .   6
     Stock Option Grants. . . . . . . . . . . . . . . . . . . . . . . . . .   7
     Stock Option Exercises and Year-End Option Values. . . . . . . . . . .   7
     Equity Compensation Plan Information . . . . . . . . . . . . . . . . .   7
     Employment Contracts . . . . . . . . . . . . . . . . . . . . . . . . .   8
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT. . . . . .   8
CORPORATE GOVERNANCE AND RELATED MATTERS. . . . . . . . . . . . . . . . . .  10
     Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     Independence . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     Committees of the Board. . . . . . . . . . . . . . . . . . . . . . . .  11
     Board Meetings and Executive Sessions. . . . . . . . . . . . . . . . .  11
     Nomination of Directors. . . . . . . . . . . . . . . . . . . . . . . .  12
     Codes of Ethics. . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Contacting the Board . . . . . . . . . . . . . . . . . . . . . . . . .  12
     Compensation Committee Interlocks and Insider Participation. . . . . .  13
     Compensation of Directors. . . . . . . . . . . . . . . . . . . . . . .  13
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS. . . . . . . . . . . . . .  13
     Audit Committee Report . . . . . . . . . . . . . . . . . . . . . . . .  13
     Fees Paid to Independent Public Accountants. . . . . . . . . . . . . .  14
     Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services
     of Independent Auditors. . . . . . . . . . . . . . . . . . . . . . . .  15
OTHER MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     Performance Graph. . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     Compliance with Section 16(a) of the Securities Exchange Act . . . . .  16
     Certain Relationships and Transactions . . . . . . . . . . . . . . . .  16
     Submission of Shareholder Proposals. . . . . . . . . . . . . . . . . .  17
     Expenses of Solicitation . . . . . . . . . . . . . . . . . . . . . . .  18

                              GRILL CONCEPTS, INC.
                       11661 SAN VICENTE BLVD., SUITE 404
                          LOS ANGELES, CALIFORNIA 90049

                                 ---------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 23, 2004


--------------------------------------------------------------------------------

                                  INTRODUCTION

--------------------------------------------------------------------------------

GENERAL

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Grill Concepts, Inc. (the "Company") for use at the 2004 Annual Meeting of Shareholders of the Company and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held at The Grill on the Alley, 9560 Dayton Way, Beverly Hills, California, on Wednesday, June 23, 2004 at 9:00 a.m. local time. This Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about April 28, 2004.

MATTERS TO BE VOTED ON BY SHAREHOLDERS

At the Annual Meeting, the shareholders will vote upon two proposals, the election of directors and the ratification of the appointment of PricewaterhouseCoopers LLP as independent certifying accountants, as described further in this Proxy Statement. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement.

PROXIES

The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted FOR the election to the Board of Directors of the nominees of the Board of Directors named herein and FOR the ratification of the appointment of the designated independent accountants. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

REVOCATION OF PROXIES

Proxies are revocable by written notice received by the Secretary of the Company at any time prior to their exercise or by executing a later dated proxy.
Proxies will be deemed revoked by voting in person at the Annual Meeting.

RECORD DATE

Shareholders of record at the close of business on April 26, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.

VOTING SECURITIES

On the Record Date, the total number of shares of common stock of the Company, $0.00004 par value per share (the "Common Stock"), outstanding and entitled to vote was 5,588,019.

QUORUM

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

VOTING PROCEDURES

Casting Votes. "Record" shareholders of Common Stock (that is, persons holding Common Stock in their own name in Grill Concepts' stock records maintained by our transfer agent, Securities Transfer Corporation), may attend the Annual Meeting and vote in person or complete and sign the accompanying proxy card and return it to Grill Concepts.

"Street name" shareholders of Common Stock (that is, shareholders who hold Common Stock through a broker or other nominee) who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares and to follow the voting instructions on that form.

Counting of Votes. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date. Additionally, every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder as of the Record Date, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes.

Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in "street name"), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include amendments to stock plans.

Required Vote to Constitute a Quorum and Approve Proposals. Shares of Common Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.
Directors will be elected by a plurality of the votes cast at the Annual Meeting. Each of the other matters scheduled to come before the Annual Meeting requires the approval of a majority of the votes cast at the Annual Meeting. Therefore, abstentions and broker non-votes will have no effect on the election of directors or any other matter.

                                    PROPOSALS


The stockholders are being asked to consider and vote upon two proposals at the meeting. The following is a summary of the proposals and the voting recommendations of the Board of Directors:

                    PROPOSAL                               BOARD
                                                      RECOMMENDATION
      ----------------------------------------        --------------
      1 - Election of Directors                            FOR
      ----------------------------------------        --------------
      2 - Ratification of Appointment of Auditors          FOR
      ----------------------------------------        --------------

Following is a detailed description of the proposals to be considered by the stockholders.

PROPOSAL 1 - ELECTION OF DIRECTORS

The first proposal to be vote on is the election of seven directors. The Board's nominees are Robert Spivak, Michael Weinstock, Glenn Golenberg, Lewis Wolff, Stephen Ross, Norman MacLeod and Bruce Schwartz. Each of the nominees other than Mr. Schwartz is presently serving as a Grill Concepts director. Biographical information about each of the nominees is included in "Director Information" below. If elected, each of the nominees will serve a one-year term and will be subject to reelection next year along with the other directors.

The Board of Directors has no reason to believe that any nominee will be unable to serve or decline to serve as a director if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

In accordance with Grill Concepts' bylaws, directors are elected by a plurality vote of shares represented and entitled to vote at the meeting. That means the seven nominees will be elected if they receive more affirmative votes than any other nominees. In accordance with applicable law, in electing directors, stockholders may cumulate their votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the stockholder as of the Record Date, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than the number of directors to be elected. However, no stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate the stockholder's votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL NOMINEES.

DIRECTOR  INFORMATION

Set out below is certain information concerning our nominees for election as directors of the Company:

GLENN GOLENBERG         Mr. Golenberg is a Managing Director of Golenberg & Company, formed in 1978, and
Age:  63                The Bellwether Group, LLC, merchant banking firms that invest in and provide
Director since 1995     consulting and financial advisory services to a broad range of businesses.  Prior to
Committees:  Audit and  forming Golenberg & Company, Mr. Golenberg served in various research and
Compensation            management positions in the investment banking industry from 1966 to 1978.
                        Previously, Mr. Golenberg was a CPA with Arthur Andersen & Co.

NORMAN MACLEOD          Mr. MacLeod is Executive Vice President of the Sheraton Hotels & Resorts division of
Age:  53                Starwood Hotels & Resorts Worldwide, Inc.  Mr. MacLeod has served in various
Director since 2001     management positions with Starwood since 1996, beginning as Area Managing Director
No Board Committees     for the North American Southeast operations of the company's Westin Hotels & Resorts division and then Executive Vice President of the Westin Hotels & Resorts division and, most recently, Executive Vice President, Operations, North America Division.
                        Previously, Mr. MacLeod served in various management positions with Omni Hotels.


                                        3

STEPHEN ROSS            Mr. Ross is a consultant and private investor.  From 1989 to 2001, Mr. Ross served as
Age:  55                Executive Vice President - Special Projects for Warner Bros.  Previously, Mr. Ross
Director since 2001     served as Senior Vice President and General Counsel for Lorimar Telepictures
Committees:  Audit and  Corporation, and its predecessors, from 1981 to 1989.  Since 2001, Mr. Ross has served
Compensation            as a director of MAI Systems Corporation, an information technology solutions provider for the hotel industry.

BRUCE SCHWARTZ          Mr. Schwartz served, from 1989 until his retirement in 2003, in various executive
Age:  64                capacities with Sysco Food Services of Los Angeles, Inc., a major food services
Director Nominee        company and subsidiary of NYSE traded Sysco Corporation.  From 1989 to 1996, Mr.
                        Schwartz served as President and Chief Operating Officer of Sysco Food Services and,
                        from 1996 to 2003, Mr. Schwartz served as Chairman of the Board and Chief Executive
                        Officer of Sysco Food Services.

ROBERT SPIVAK           Mr. Spivak has served as President, Chief Executive Officer and a director of the
Age:  60                Company since 1995.  Mr. Spivak was a co-founder of the Company's predecessor, Grill
Director since 1995     Concepts, Inc. (a California corporation)("GCI") and served as President, Chief
No Board Committees     Executive Officer and a director of GCI from the company's inception in 1988 until
                        1995.  Prior to forming GCI, Mr. Spivak co-founded, and operated, The Grill on the
                        Alley restaurant in Beverly Hills in 1984.  Mr. Spivak is a founder and past president of the Beverly Hills Restaurant Association.  Mr. Spivak also chairs the executive advisory board of the Collins School of Hotel and Restaurant Management at California State
                        Polytechnic University at Pomona, is Director Emeritus of the California Restaurant
                        Association and is a member of the Board of Directors of DiRoNA - Distinguished
                        Restaurants of North America.

MICHAEL WEINSTOCK       Mr. Weinstock has served as Executive Vice President and a director of the Company
Age:  61                since 1995 and as Chairman of the Board since 2000.  From 1995 to 2000, Mr.
Director since 1995     Weinstock served as Vice-Chairman of the Board.  Mr. Weinstock was a co-founder of
No Board Committees     GCI and served as Chairman of the Board, Vice President and a director of GCI from
                        1988 until 1995.  Prior to forming GCI, Mr. Weinstock co-founded The Grill on the
                        Alley restaurant in Beverly Hills in 1984.  Mr. Weinstock previously served as
                        President, Chief Executive Officer and a director of Morse Security Group, Inc., a security systems manufacturer.

LEWIS WOLFF             Mr. Wolff is Chairman of Wolff DiNapoli LLC and Wolff Urban Management, Inc.,
Age:  68                real estate acquisition, investment, development and management firms.  Mr. Wolff is
Director since 2001     also co-founder and, since 1994, has served as Chairman of Maritz, Wolff & Co., a
No Board Committees     privately held hotel investment group that acquires top-tier luxury hotel properties.
                        Maritz, Wolff's holdings exceed $1.0 billion.  Since 1999, Mr. Wolff has also served as co-Chairman of Fairmont Hotels & Resorts, a hotel management company formed by
                        Fairmont Hotel Management Company and Canada Pacific Hotels & Resorts, Inc.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 26, 2004, and recommends that the shareholders vote for ratification of such appointment. PricewaterhouseCoopers, and its predecessor firm, Coopers & Lybrand LLP, has served as the Company's independent auditors since 1997. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate inquiries from shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR GRILL CONCEPTS.

--------------------------------------------------------------------------------

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

--------------------------------------------------------------------------------

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors reviews and approves the general compensation policies of the Company with respect to stock options and the compensation plans and specific compensation levels for executives of the Company. The Compensation Committee consists of the three directors named below. The Board has determined that all members of the Compensation Committee are (i) independent as defined under applicable Nasdaq rules, (ii) non-employees within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and
(iii) "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code.

The primary consideration of the Compensation Committee in determining overall executive compensation is to motivate, reward and retain the best management team to achieve the company's objective and thus compensation is based upon a combination of overall financial performance of the company, the meeting of long term objectives and each individuals' experience and past performance, while considering salaries of other executives in similar companies. In developing performance criteria, individual and company objectives, compensation structures and comparables, the Compensation Committee may, at its election, retain third party compensation consultants. In 2003, the Compensation Committee utilized the services of compensation consultant to assist the Committee in developing certain elements of the compensation plan for our Chief Executive Officer ("CEO").

The CEO recommends, based on the Company's performance evaluation policies and procedures, the compensation to be paid to executive officers other than himself; final determination of the amount of compensation rests with the Compensation Committee. The CEO's compensation, including all components thereof, is fixed periodically by employment agreement based on negotiations between the CEO and the Compensation Committee. Other than those negotiations, the CEO does not participate in discussions about his compensation matters or in the making of recommendations about his compensation.

The executive compensation system consists of three major components: base salary, annual incentive - consisting of participation in a cash bonus program, and long-term incentive compensation - consisting of stock option grants.

Base Salary. For fiscal 2003, the base salary of the executive officers, other than the Chief Executive Officer whose salary is determined by an employment agreement, were set based upon the results of the executive's performance review. Each executive is reviewed by the Chief Executive Officer and given specific objectives, which vary with the executive's position and responsibilities. At the next annual review, the actual performance of the executive is compared to the previously established specific objectives and base salary is adjusted accordingly based on the recommendation of the CEO subject to review and approval by the Compensation Committee.

Cash Bonus Program. During 2003, the Compensation Committee established a formula for cash bonuses to be paid to executive officers that is based upon financial performance of the Company. The formula provides for a pool of money to be split among the various executives. The amount of the bonus pool is based upon the Company's financial performance taking into account financial performance of the Company relative to budgeted profitability targets and other performance criteria established by the Compensation Committee. The maximum annual bonus available under the bonus plan ranged from 10% to 50% of base salary during 2003, depending on the individual's position in the Company and measurement of Company financial performance against the foregoing annual incentive compensation criteria.

During fiscal 2003 the Company's performance did not meet the required financial performance goals and thus no cash bonuses were paid.

Stock Options. The Company believes that the granting of stock options serves as a long-term incentive to officers and other employees of the Company and its subsidiaries. The 1995 and 1998 stock option plans provide the Company with flexibility in awarding of stock options.

Based on a review of the level of options held and other equity ownership in the Company, stock option grants to officers during 2003 were made to select management personnel.

2003 Compensation of the CEO. The 2003 salary of the CEO was fixed at $250,000 by an employment agreement entered into in January 2001 based on the Committee's review of Mr. Spivak's prior performance, the Company's future plans and the salaries of CEO's of similarly positioned companies. Mr. Spivak voluntarily agreed to limit his salary during 2003 to, and actual salary paid to Mr. Spivak during 2003 was, $244,039. Pursuant to his employment agreement with the Company, Mr. Spivak also received, in addition to benefits generally available to all employees, a non-accountable expense allowance of $18,000, a $1,000,000 life insurance policy, the annual premiums of which totaled $22,222 during 2003, and use of a leased automobile and reimbursement of expenses relating to the use of the same, totaling $14,965 during 2003.

Based on a review of performance versus the Company's plan, during 2003, the Company paid no bonus to Mr. Spivak and granted no additional options to Mr. Spivak.

Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code contains provisions, which could limit the deductibility of certain compensation payments to the Company's executive officers. The Company believes that any compensation realized in connection with the exercise of stock options granted by the Company will continue to be deductible as performance based compensation. The policy of the Company is to design its compensation programs generally to preserve the tax deductibility of compensation paid to its
executive officers.   The Committee could determine, however, taking into
consideration the burdens of compliance with Section 162(m) and other relevant facts and circumstances, to pay compensation that is not fully deductible, if the Committee believes such payments are in the Company's best interests.

                                         COMPENSATION COMMITTEE


                                         Charles Frank, Chairman
                                         Glenn Golenberg
                                         Stephen Ross

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning cash and non-cash compensation paid or accrued for services in all capacities to the Company during the year ended December 28, 2003 of each person who served as the Company's Chief Executive Officer during fiscal 2003 and the next four most highly paid executive officers (the "Named Officers").

                                                                                        Long Term
Name and                                         Annual Compensation                  Compensation
                                                 --------------------               ----------------
Principal Position              Year  Salary($)        Bonus($)         Other ($)   Stock Options(#)
------------------------------  ----  ---------  --------------------  -----------  ----------------
Robert Spivak                   2003    244,039                   -0-  55,178  (1)               -0-
  President and                 2002    235,000                   -0-  33,500  (1)               -0-
  Chief Executive Officer       2001    225,000                   -0-  33,500  (1)           100,000

Daryl Ansel                     2003    145,385                   -0-         -0-              7,500
  Chief Financial Officer       2002    140,000                   -0-         -0-             15,000
                                2001    130,000                   -0-         -0-             50,000

John Sola                       2003    151,460                   -0-         -0-              6,000
  Vice President - Operations   2002    146,000                   -0-         -0-             12,000
  and Development               2001    138,000                   -0-         -0-              9,000

Michael Weinstock               2003    116,829                   -0-         -0-                -0-
  Executive Vice President and  2002    112,500                   -0-         -0-                -0-
  Chairman of the Board         2001    112,500                   -0-         -0-                -0-

________________

(1) Mr. Spivak receives the use of a leased automobile and reimbursement of all expenses related to the use thereof ($14,956), a $1,500 per month non-accountable expense allowance ($18,000) and a $1,000,000 term life insurance policy ($22,222), in addition to vacation benefits, expense reimbursements and participation in medical, retirement and other benefit plans which are generally available to the Company's executives.

STOCK OPTION GRANTS

The following table sets forth information concerning the grant of stock options made during 2003 to each of the Named Officers:

                             PERCENT OF                         POTENTIAL REALIZABLE VALUE
                            TOTAL OPTIONS                         AT ASSUMED ANNUAL RATES
                             GRANTED TO                         OF STOCK PRICE APPRECIATION
                   OPTIONS  EMPLOYEES IN     PRICE    EXPIRATION     FOR OPTION TERM
                                                                  ---------------------
NAME               GRANTED   FISCAL YEAR   PER SHARE     DATE        5%         10%
-----------------  -------  -------------  ---------  ----------  ---------  ----------
Robert Spivak . .        -             -           -           -         -           -
Daryl Ansel . . .    7,500          12.9%       1.70     5/29/13  $  8,018   $  20,320
John Sola . . . .    6,000          10.3%       1.70     5/29/13  $  6,415   $  16,256
Michael Weinstock        -             -           -           -         -           -

STOCK OPTION EXERCISES AND YEAR-END OPTION VALUES

The following table sets forth information concerning the exercise of stock options during 2003 by each of the Named Officers and the number and value of unexercised options held by the Named Officers at the end of 2003:

                                                      NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                          SHARES                            OPTIONS AT             IN-THE MONEY OPTIONS
                        ACQUIRED ON      VALUE             AT FY-END (#)             AT FY-END ($)(1)
                                                    --------------------------  --------------------------
NAME                    EXERCISE (#)  REALIZED ($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------  ------------  ------------  -----------  -------------  -----------  -------------
Robert Spivak. . . . .             0             0       73,000         35,750            -              -
Daryl Ansel. . . . . .             0             0       23,000         49,500        3,000         19,125
John Sola. . . . . . .             0             0       36,500         26,750       10,656         22,184
Michael Weinstock. . .             0             0        3,500            875            -              -

______________________
(1) Based on the fair market value per share of the Common Stock at year-end, minus the exercise price of "in-the-money" options. The closing price for the Company's Common Stock on December 31, 2003 on the Nasdaq Small-Cap Market was $2.55.

EQUITY COMPENSATION PLAN INFORMATION

The Company maintains the Grill Concepts, Inc. 1998 Comprehensive Stock Option and Award Plan pursuant to which it may grant equity awards to eligible persons.

The following table gives information about equity awards under the Company's existing plan as of December 28, 2003:

                                                                                NUMBER OF SECURITIES
                                                                              REMAINING AVAILABLE FOR
                                                          WEIGHTED-AVERAGE     FUTURE ISSUANCE UNDER
                               NUMBER OF SECURITIES TO    EXERCISE PRICE OF     EQUITY COMPENSATION
                               BE ISSUED UPON EXERCISE       OUTSTANDING          PLANS (EXCLUDING
                               OF OUTSTANDING OPTIONS,    OPTIONS, WARRANTS   SECURITIES REFLECTED IN
PLAN CATEGORY                  WARRANTS AND RIGHTS (a)     AND RIGHTS (b)           COLUMN (a))
                               ------------------------  -------------------  ------------------------

Equity compensation plans
approved by security holders                    716,625  $              2.81                   355,875
Equity compensation plans not
approved by security holders                          -                    -                         -
                               ------------------------  -------------------  ------------------------

Total                                           716,625  $              2.81                   355,875
                               ========================  ===================  ========================

EMPLOYMENT CONTRACTS

The Company and Robert Spivak, the Company's President and Chief Executive Officer, entered into a new employment agreement pursuant to which Mr. Spivak will continue his service for a period of three years, effective January 1, 2004. Mr. Spivak's employment agreement provides for an annual salary of $260,000 in 2004, $280,000 in 2005 and $300,000 in 2006. In addition, such agreement provides that Mr. Spivak shall receive a 25,000 share stock option grant, the use of a leased automobile and reimbursement of all expenses related to the use thereof, a $1,500 per month non-accountable expense allowance, five weeks paid vacation per year, a $1,000,000 term life insurance policy, reimbursement of business related travel and meal expenses, participation in all medical, retirement and other benefit plans available to the Company's executives and performance based bonuses in an amount up to fifty percent of salary based on performance criteria established by the Compensation Committee. In conjunction with the execution of the new employment agreement, the Company and Mr. Spivak entered a consulting agreement pursuant to which Mr. Spivak will provide ongoing consulting services to the Company for a period of ten years following the end of his employment with the Company. Under the terms of the consulting agreement, Mr. Spivak will provide an estimated 40 hours of services per month and will receive $12,500 per month plus use of an office and, for a period of eighteen months, an automobile, a restaurant meal allowance and medical, life and disability insurance.

The Company has no other employment agreements with any of its employees.

--------------------------------------------------------------------------------

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

--------------------------------------------------------------------------------

The following table is furnished as of April 1, 2004 to indicate beneficial ownership of shares of the Company's Common Stock by (1) each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Common Stock, (2) each director, nominee for director and Named Officer of the Company, individually, and (3) all officers and directors of the Company as a group. The information in the following table was provided by such persons.

                                                            Amount and Nature of
                                                          Beneficial Ownership (1)
                                                          ------------------------
                                                             Shares Underlying
                                                             Options, Warrants
      Name and Address                                            and Other                         Percent
     of Beneficial Owner                        Shares    Convertible Securities (2)  Total (2)   of Class (2)
---------------------------------------------  ---------  --------------------------  ----------  ------------
Starwood Hotels & Resorts Worldwide, Inc. (3)    666,667                     666,667   1,333,334          21.3
Michael Weinstock (4)(5)(6) . . . . . . . . .    483,079                      75,000     558,079           9.9
Robert Spivak (4)(5)(7) . . . . . . . . . . .    426,091                     100,000     526,091           9.4
Aaron Ferrer (8). . . . . . . . . . . . . . .    410,024                           0     410,024           7.3
Keith Wolff (9) . . . . . . . . . . . . . . .    337,625                      95,000     432,625           7.6
Cundill International Company Ltd (10). . . .    396,333                           0     396,333           7.1
Lewis Wolff (11). . . . . . . . . . . . . . .     97,375                     386,250     483,625           8.1
Stephen Ross (12) . . . . . . . . . . . . . .     63,565                     155,873     219,438           3.8
Glenn Golenberg . . . . . . . . . . . . . . .     21,875                      33,750      55,625             *
Charles Frank . . . . . . . . . . . . . . . .     19,642                      33,750      53,392             *
John Sola (13). . . . . . . . . . . . . . . .      8,750                      39,450      48,200             *
Daryl Ansel (14). . . . . . . . . . . . . . .          -                      34,500      34,500             *
Norman MacLeod (15) . . . . . . . . . . . . .          -                      16,250      16,250             *
Bruce Schwartz. . . . . . . . . . . . . . . .          -                           -           -             -
All executive officers and directors
 as a group (10 persons). . . . . . . . . . .  1,120,377                     874,823   1,995,200          30.9

_______________________
*    Less than 1%.
(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to the table.


                                        8

(2) Includes shares of Common Stock not outstanding, but which are subject to options, warrants and other convertible securities exercisable or convertible within 60 days of the date of the information set forth in this table, which are deemed to be outstanding for the purpose of computing the shares held and percentage of outstanding Common Stock with respect to the holder of such options.
(3)  Address is 1111 Westchester Avenue, White Plains, New York 10604. Includes
     (a) 666,667 shares of common stock held, and (b) 666,667 shares of common stock underlying five year $2.00 warrants. The information set forth herein is based on the Schedule 13D dated July 27, 2001 filed by Starwood Hotels & Resorts Worldwide, Inc. with the Securities and Exchange Commission.
(4)  Address is 11661 San Vicente Blvd., Suite 404, Los Angeles, California
     90049.
(5) All shares indicated as being held by Messrs. Weinstock and Spivak exclude certain shares held by their spouses, children and certain trusts for the benefit of family members. Messrs. Weinstock and Spivak disclaim any beneficial interest in such shares.
(6) Includes 75,000 shares issuable upon exercise of warrants held by the Weinstock Family Trust.
(7) Includes 100,000 shares out of 100,000 shares issuable upon exercise of stock options held by Mr. Spivak.
(8)  Address is 1 Homs Court Hillsborough, California 94010.
(9)  Address is 11828 La Grange Avenue, Los Angeles, California 90025. Includes
     (a) 242,625 shares of common stock held by Keith Wolff, as Trustee of The Keith M. Wolff 2000 Irrevocable Trust, (b) 95,000 shares of common stock held by KMWGEN Partners, of which Mr. Wolff is the general partner, and (c) 95,000 shares of common stock underlying warrants held by KMWGEN Partners. Mr. Wolff has the sole power to vote or to direct the vote, and the sole power to dispose or to direct the disposition of, the securities beneficially owned by Mr. Wolff, other than the securities owned by KMWGEN Partners, as to which Mr. Wolff shares power with his father, Lewis Wolff. The information set forth herein is based on Amendment No. 1 to the
     Schedule 13D dated July 27, 2001 filed by Mr. Wolff with the Securities and Exchange Commission and information reflected in Schedule 13D described in foot (11) below.
(10) Address is 15 Alton Hill, Southampton SN01 Bermuda. The information set forth herein is based on the Schedule 13G, Amendment No. 1, dated February 13, 2004 filed by Cundill International Company Ltd with the Securities and Exchange Commission.
(11) Address is 11828 La Grange Avenue, Los Angeles, California 90025. Includes
     (a) 2,375 shares of common stock held directly, (b) 95,000 shares of common stock held by KMWGEN Partners, of which Mr. Wolff and his wife, Jean Wolff, as Trustees of the Wolff Revocable Trust of 1993, are general partners, (c) 95,000 shares of common stock underlying five year $2.25 warrants held by KMWGEN Partners, (d) 16,250 shares of common stock underlying an options to purchase shares of Common Stock, (e) 125,000 shares issuable upon conversion of 500 shares of Series II Convertible Preferred Stock, (f) 75,000 shares issuable pursuant to a warrant to purchase shares at an exercise price of $1.41 per share; and (g) 75,000 shares issuable pursuant to a warrant to purchase shares at an exercise price of $2.12 per share. The Series II Convertible Preferred Stock is convertible commencing June 24, 1998 into a number of shares determined by dividing $1,000 per share by the greater of $4.00 or 75% of the average closing price of the Company's Common Stock over the five trading days immediately preceding conversion, but not higher than $10.00. For purposes hereof, the number of shares shown as being issuable upon conversion of the Series Convertible Preferred Stock is based on a conversion price of $4.00, the minimum conversion price of the Series II convertible Preferred Stock. Mr. Wolff, as Trustee of the Wolff Revocable Trust of 1993, may be deemed to be the beneficial owner of all such securities except for the shares underlying the option to purchase 11,250 shares which option is held directly by Mr. Wolff. Mr. Wolff has the sole power to vote or to direct the vote, and the sole power to dispose or to direct the disposition of, all the shares beneficially owned by Mr. Wolff, other than 190,000 shares beneficially owned by KMWGEN Partners, of which Mr. Wolff and his son, Keith M. Wolff, are the general partners. The information set forth herein is based on Amendment No. 5 to the Schedule 13D dated March 1, 2003 filed by Mr. Wolff with the Securities and Exchange Commission on April 9, 2003.
(12) Includes (a) 63,565 shares of common stock held by Stephen Ross and Rachel Ross as co-trustees of the Ross Family Trust, (b) (i) 63,565 shares of common stock underlying five year $2.25 warrants (ii) 20,000 shares of common stock underlying five year $1.406 warrants held by Stephen Ross and Rachel Ross as co-trustees of the Ross Family Trust, (iii) 20,000 shares of common stock underlying five year $1.406 warrants held by the Mazel Trust of which Stephen Ross is the co-trustee, and (iv) 32,058 shares of common stock underlying five year $2.77 warrants, held by Stephen Ross and Rachel Ross as co-trustees of the Ross Family Trust, and (c) 20,250 shares issuable upon exercise of stock options held by Mr. Ross.
(13) Includes 39,450 shares out of 63,250 shares issuable upon exercise of stock options held by Mr. Sola.
(14) Includes 34,500 shares out of 72,500 shares issuable upon exercise of stock options held by Mr. Ansel.
(15) Mr. MacLeod is an officer of Starwood Hotels & Resorts Worldwide. Mr. MacLeod disclaims any beneficial interest in any shares held by Starwood Hotels & Resorts Worldwide.

--------------------------------------------------------------------------------

                    CORPORATE GOVERNANCE AND RELATED MATTERS

--------------------------------------------------------------------------------

OVERVIEW

Our Board of Directors believes that corporate governance practices should be designed to create an environment that encourages and supports optimum shareholder value, compliance with all legal requirements and maintenance of the highest standards of integrity. The Board, in conjunction with senior management, has adopted and adheres to corporate governance practices that they believe promote those goals. We continually review governance practices, applicable state law, the rules and listing standards of Nasdaq and SEC regulations, as well as best practices suggested by recognized governance authorities, with a view to establishing and maintaining appropriate systems, practices and procedures which will further our stated goals.

INDEPENDENCE

The Board believes that the interests of the stockholders are best served by having at least a majority of objective independent representatives on the Board.

In determining independence, the Board applies the standards established by the Nasdaq Stock Market. In conjunction with this Proxy Statement, the Board has evaluated all relationships between each director, or nominee, and Grill Concepts and has made the following determinations with respect to the "independence" of each director or nominee for director:


                DIRECTOR/NOMINEE                             STATUS

       Mr. Charles Frank (Retiring director)         Independent
       Mr. Golenberg                                 Independent (1)
       Mr. MacLeod                                   Independent (2)
       Mr. Ross                                      Independent
       Mr. Spivak                                    Not independent (3)
       Mr. Weinstock                                 Not independent (4)
       Mr. Wolff                                     Not independent (5)
       Mr. Bruce Schwartz (Nominee)                  Independent

(1) Mr. Golenberg previously was covered by Grill Concepts' group health and dental insurance plans with premiums being paid by Grill Concepts. Total premiums paid on Mr. Golenberg's behalf in 2003 were $10,240.29. Mr. Golenberg's coverage under the Grill Concepts group health insurance plan was terminated effective December 31, 2003. The Board has concluded that this prior relationship is not material and does not otherwise impair, or appear to impair, Mr. Golenberg's ability to make independent judgments and, therefore, does not prevent Mr. Golenberg from being an "independent" director.

(2) Mr. MacLeod is Executive Vice President of the Sheraton Hotels & Resorts division of Starwood Hotels & Resorts Worldwide. Starwood is a principal stockholder of Grill Concepts and is party to a Development Agreement with Grill Concepts pursuant to which certain payments are made between Starwood and Grill Concepts in connection with the development and operation of restaurant properties. Revenues from Starwood, and Starwood affiliates, to Grill Concepts for management services totaled $376,749 during 2003.

     In determining that Mr. MacLeod is independent, the Board took into consideration that Mr. MacLeod is not an executive officer of Starwood and that the total payments from Starwood to Grill Concepts for management services was less than 5% of the revenues of Starwood and less than 5% of the revenues of Grill Concepts. Further, the Board has concluded that this relationship does not impair, or appear to impair, Mr. MacLeod's ability to make independent judgments and, therefore, does not prevent Mr. MacLeod from being an "independent" director.

(3)  Mr. Spivak is the President and Chief Executive Officer of Grill Concepts.

(4)  Mr. Weinstock is the Chairman and Executive Vice President of Grill
     Concepts.

(5) Mr. Lew Wolff may be deemed to be affiliated with Light Tower Associates and with Hotel Restaurant Properties I, Inc. and Hotel Restaurant Properties II, Inc. Light Tower Associates owns the San Jose Fairmont Hotel and leases to Grill Concepts the site of the San Jose Grill restaurant. Hotel Restaurant Properties is party to an agreement with Grill Concepts pursuant to which Hotel Restaurant Properties assists Grill Concepts in locating restaurant sites in hotel properties and for which Hotel Restaurant Properties receives certain contracted portions of the fees or income derived by Grill Concepts from operating restaurants in locations identified by Hotel Restaurant Properties. Hotel Restaurant Properties is owned by Mr. Wolff's son, Keith Wolff. Lease payments by Grill Concepts to the Fairmont Hotel during 2003 totaled $136,042. Payments to Hotel Restaurant Properties by Grill Concepts during 2003 totaled $235,063.

Based on the foregoing analysis, it was determined that at least a majority of the directors of Grill Concepts are "independent" directors under the standards established by Nasdaq.

The Board will continually monitor the standards established for director independence under applicable law or Nasdaq listing requirements and will take all reasonable steps to assure compliance with those standards.

COMMITTEES OF THE BOARD

In order to facilitate the various functions of the Board of Directors, the Board has created a standing Audit Committee and a standing Compensation Committee. Committee assignments are re-evaluated annually and approved by the Board of Directors at its annual meeting that follows the annual meeting of the stockholders.

Audit Committee.   The Audit Committee operates pursuant to a written charter that was amended in February 2004 and is attached hereto as Exhibit A. Under its charter, the Audit Committee is given the sole authority and responsibility for the appointment, retention, compensation and oversight of our independent auditors, including pre-approval of all audit and non-audit services to be performed by our independent auditors.

Charles Frank (Chairman), Glenn Golenberg and Stephen Ross are the members, and during 2003 were the members, of the Audit Committee. The Board of Directors has determined that each of the members of the Audit Committee satisfies the independence standards established by Nasdaq for Audit Committee members and that each of the members of the Audit Committee is qualified to serve on the Audit Committee based on their financial and accounting acumen. The Board of Directors has also determined that both Charles Frank and Glenn Golenberg meet the SEC criteria of an "audit committee financial expert". Mr. Frank's extensive background and experience includes serving as chief financial officer of MacGregor Golf Company, service as President of a flooring company and several restaurant companies, where he actively participated in dealing with accounting, auditing, internal control and risk management issues and serving as an auditor at a national public accounting firm. Mr. Frank is a CPA. Mr. Golenberg also has extensive background and experience in accounting and finance, including serving as a principal in Golenberg & Co., an investment banking firm, service as a financial analyst and practice as a certified public accountant at an international accounting firm. Mr. Golenberg holds both an undergraduate and an MBA degree in accounting and is a CPA.

Compensation Committee. The Compensation Committee is responsible for reviewing and approving, on behalf of the Board, the amounts and types of compensation to be paid to Grill Concepts' executive officers and the non-employee directors; provides oversight and guidance in the development of compensation and benefit plans for all Grill Concepts employees; and administers Grill Concepts' stock-based compensation plans.

Charles Frank (Chairman), Glenn Golenberg and Stephen Ross are the members, and during 2003 were the members, of the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee satisfies the independence standards established by Nasdaq.

BOARD MEETINGS AND EXECUTIVE SESSIONS

During the year ended December 28, 2003, the Board of Directors held four formal meetings, the Audit Committee held five meetings and the Compensation Committee held three meetings. Each director attended at least 75% of the aggregate of
(i) the total number of meetings of the Board of Directors, plus (ii) the total number of meetings held by all committees of the Board of Directors on which the director served.

By resolution adopted by the Board of Directors, commencing in 2004, the non-management members of the Board will meet on a regular basis, not less than twice annually, in executive session without management present. Executive sessions are to be led by a "Lead Director" designated by the non-management directors. An executive session is held in conjunction with each regularly scheduled Board meeting and other sessions may be called by the Lead Director in his or her own discretion or at the request of the Board.

NOMINATION OF DIRECTORS

The Board of Directors does not maintain a standing Nominating Committee. Instead, the Board has adopted, by Board resolution, a process of nominating directors wherein nominees must be selected, or recommended for the board's selection, by a majority of the independent directors with independence determined in accordance with Nasdaq standards. Because of the relatively small size of the Board and the current demands on the independent directors, the Board determined that the nomination process would best be carried out, while maintaining the independence of the nominating process, by drawing upon the resources of all Board members with the requirement that nominates be selected by a majority of the independent directors.

In assessing potential director nominees, the Board looks for candidates who possess a wide range of experience, skills, areas of expertise, knowledge and business judgment, high integrity and demonstrated superior performance or accomplishments in his or her professional undertakings.

The Board may utilize the services of a search firm to help identify candidates for director who meet the qualifications outlined above.

The Board will also consider for nomination as director qualified candidates suggested by our stockholders. Stockholders can suggest qualified candidates for nomination as director by writing to our corporate secretary at 11661 San Vicente Blvd., Suite 404, Los Angeles, California 90049. Submissions that are received that meet the criteria outlined above are forwarded to the full Board of Directors for further review and consideration.

It is Grill Concepts' policy that the directors, or nominees for director, who are up for election attend the Annual Meeting. All nominees up for election at the 2003 Annual Meeting of stockholders attended that meeting.

CODES OF ETHICS

The Board of Directors has adopted a Code of Business Ethics covering all officers, directors and employees of Grill Concepts. We require all employees to adhere to the Code of Business Ethics in addressing legal and ethical issues encountered in conducting their work. The Code of Business Ethics requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the company's best interest.

The Board of Directors has also adopted a separate Code of Business Ethics for the CEO and Senior Financial Officers. This Code of Ethics supplements our general Code of Business Ethics and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters.

Both the Code of Business Ethics and the Code of Business Ethics for the CEO and Senior Financial Officers are filed as exhibits to Grill Concepts' Annual Report on Form 10-K for the year ended December 28, 2003 and are available for review at the SEC's web site at www.sec.gov.
                         -----------

CONTACTING THE BOARD

Any shareholder who desires to contact Grill Concepts' Lead Director or the other members of the Board of Directors may do so electronically by sending an email to the following address: ggolenberg@bellwethergrp.com. Alternatively, a
                                ----------------------------
shareholder can contact the Lead Director or the other members of the Board by writing to: Board of Directors, Grill Concepts, Inc., 11661 San Vicente Blvd., Suite 404, Los Angeles, California 90049. Communications received electronically or in writing are distributed to the Lead Director or the other members of the Board as appropriate depending on the facts and circumstances outlined in the communication received. For example, if any complaints regarding accounting, internal accounting controls and auditing matters are received, then they will be forwarded by the Secretary to the Chairman of the Audit Committee for review.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the Company's executive officers served during fiscal 2003 as a member of the board of directors or compensation committee of any entity that has had one or more executive officers which served as a member of the Company's Board of Directors or Compensation Committee.

COMPENSATION OF DIRECTORS

During 2003, each non-employee director of the Company was paid a fee of $500 for each Board meeting attended and $250 for each committee meeting attended. Beginning in June 2004, the non-employee directors will receive, in lieu of the cash compensation paid in 2003, a quarterly fee of $1,000 plus a quarterly fee of $1,000 for service on the Audit Committee and a quarterly fee of $500 for service on the Compensation Committee. The Company also reimburses each director for all expenses of attending such meetings. Each non-employee director is also granted a $500 per quarter food credit at the Company's restaurants. Additionally, each non-employee director is currently granted options, pursuant to the Company's amended 1998 Comprehensive Stock Option and Award Plan, to purchase 6,250 shares of Common Stock upon their initial appointment as a director. Thereafter, each non-employee director on the day following each annual meeting of shareholders of the Company shall automatically receive options to purchase an additional 5,000 shares, plus an additional 1,000 shares for each committee on which such non-employee director serves. All such options are exercisable at the fair market value of the Company's Common Stock on the date of grant. Such options are fully vested and exercisable with respect to all of the shares covered on the date of each grant.

Until December 31, 2003, Glenn Golenberg was covered under Grill Concepts' group health and dental insurance plans and Grill Concepts paid all insurance premiums relating to that coverage. Premiums paid by Grill Concepts with respect to health and dental insurance coverage for Mr. Golenberg totaled $10,240.29 during 2003. Mr. Golenberg's health and dental insurance coverage was terminated effective December 31, 2003.

No additional compensation of any nature is paid to employee directors.

--------------------------------------------------------------------------------

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the "Audit Committee") is composed of the three directors named below, each of whom is an "independent director" as defined in the applicable listing standards of Nasdaq. The duties of the Audit Committee are summarized in this Proxy Statement under "Committees of the Board" on page 11 and are more fully described in the Audit Committee charter adopted by the Board of Directors. The Audit Committee reviews and assesses the adequacy of its charter each fiscal year. The Audit Committee revised its charter, which was then approved by the Board of Directors, in February 2004. The revised charter is attached to this Proxy Statement as Exhibit A.

As more fully described in its charter, one of the Audit Committee's primary responsibilities is to assist the Board in its oversight of the integrity of the Company's financial reports. Management is responsible for the Company's accounting and financial reporting processes, internal controls and the preparation and integrity of the Company's consolidated financial statements. PricewaterhouseCoopers, the Company's independent auditing firm, is responsible both for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States of America. The function of the Audit Committee is not to duplicate the activities of management or the auditors, but to serve a Board-level oversight role in which it provides advice, counsel, and direction to management and the auditors.

The Audit Committee has sole authority to select, evaluate and when appropriate, to replace the Company's independent auditors. The Audit Committee has appointed PricewaterhouseCoopers as the Company's independent auditors for fiscal year 2004 and has requested stockholder ratification of its appointment.

The Committee has reviewed and discussed with management and PricewaterhouseCoopers the disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2003. This review included a discussion with management and PricewaterhouseCoopers regarding the quality of the Company's accounting principles, the reasonableness of significant estimates and judgments, and the clarity and completeness of disclosure of the Company's consolidated financial statements. Management represented to the Audit Committee that the Company's consolidated financial statements, on which PricewaterhouseCoopers issued an unqualified opinion, were prepared in accordance with accounting principles generally accepted in the United States of America. The Committee discussed with PricewaterhouseCoopers, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended. In addition, the Audit Committee received the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with PricewaterhouseCoopers its independence from the Company.

The Committee has discussed with management and PricewaterhouseCoopers such other matters and received such assurances from them as the Committee deemed appropriate.

In reliance on the review and discussions referred to above, and the report of PricewaterhouseCoopers, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2003 for filing with the SEC.

                                   THE AUDIT COMMITTEE

                                   Charles A. Frank, Chairman
                                   Glenn Golenberg
                                   Stephen Ross

FEES PAID TO INDEPENDENT PUBLIC ACCOUNTANTS

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the years ended December 28, 2003 and December 29, 2002 and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

                        FISCAL 2003  FISCAL 2002
                        -----------  -----------
Audit fees (1)              109,000       98,000
Audit related fees (2)       47,500       29,500
Tax fees                          -            -
All other fees                    -            -
                        -----------  -----------
Total                       156,500      127,500
                        ===========  ===========

(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.
(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." This category includes fees related to audits of affiliated entities in which the Company owns an interest or from which the Company receives management or license fees.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may delegate pre-approval authority to one or more members when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. None of the fees paid to the independent auditors under the categories Audit-Related, Tax and All Other fees described above were approved by the Audit Committee after services were rendered.

--------------------------------------------------------------------------------

                                  OTHER MATTERS

--------------------------------------------------------------------------------


PERFORMANCE GRAPH

The following graph compares the cumulative total investor return on the Company's Common Stock for the five years ended December 28, 2003 with the S&P SmallCap 600 Index and the S&P SmallCap 600 Restaurant Index.

The graph displayed below is presented in accordance with Securities and Exchange Commission requirements. Shareholders are cautioned against drawing any conclusions from the data contained herein, as past results are not necessarily indicative of future performance. This graph in no way reflects the Company's forecast of future financial performance.


                               [GRAPHIC OMITED]

                        Base Period
                         December    December  December  December  December  December
                          27 1998    31 1999   31 2000   31 2001   31 2002   31 2003
                        -----------  --------  --------  --------  --------  --------
Grill Concepts, Inc.            100     44.40     79.31     34.48     37.24     69.79
S&P SmallCap 600 Index          100    112.90    131.48    141.25    119.42    165.61
S&P 600 Restaurants             100     82.83    108.34    150.02    139.89    186.89

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during 2003. Based solely on a review of such reports and written statements of its directors, executive officers and shareholders, the Company believes that all of the filing requirements were satisfied on a timely basis in 2003, except (1) Daryl Ansel filed one late Form 4 and (2) John Sola filed one late Form 4.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

The Company has entered into transactions with various entities that may be deemed to be controlled by Lewis Wolff. Mr. Wolff is the trustee of the Wolff Revocable Trust of 1993 that holds all of the outstanding preferred stock of the Company and may be deemed to be a controlling shareholder of the Company. Mr. Wolff has served as director of the Company since June 2001. Transactions that provide for ongoing obligations and/or rights of the Company, or with respect to which amounts were paid during 2001 and/or 2002, and which may be deemed to have been entered into with Mr. Wolff and his affiliates include: (1) lease of the site of the San Jose Grill at the San Jose Fairmont Hotel from an entity in which Mr. Wolff is a part owner and (2) entry into an agreement with Hotel Restaurant Properties, Inc. ("HRP"), an entity controlled by a member of Mr. Wolff's family, pursuant to which HRP will assist the Company in locating hotel locations for the opening of restaurants and pursuant to which HRP is entitled to a portion of the fees or profits from those restaurants. Rents in the amount of $65,000 and $62,000 were accrued by the Company with respect to the San Jose Grill during 2001 and 2002, respectively.

In August 1998, the Company entered into an agreement with HRP, of which Mr. Keith Wolff is President. Pursuant to the agreement HRP will assist the Company in locating hotel locations for the opening of restaurants. HRP is entitled to a portion of the fees or profits from those restaurants. The Company paid $142,987 and $168,000 of management fees to HRP during fiscal years 2001 and 2002, respectively. The agreement also provides that HRP will repay to the Company amounts advanced to managed units on behalf of HRP. As of December 28, 2003, HRP owed to the Company $0. As of December 29, 2002, HRP owed to the Company $192,000.

In July 2000, Lewis Wolff and Michael Weinstock each agreed to guarantee $750,000 of the Company's bank credit facility. Pursuant to the terms of the guarantee, the Company issued to each of Mr. Wolff and Mr. Weinstock 75,000 warrants exercisable to purchase common stock at $1.41 per share. In 2001 each of Mr. Wolff and Mr. Weinstock received an additional 75,000 five year warrants exercisable at $2.12 per share. Additionally, the Company agreed to pay each of Mr. Wolff and Mr. Weinstock interest at the rate of 2% per annum of the average annual balance of the loans guaranteed. No interest was accrued or paid to Mr. Wolff and Mr. Weinstock during the years ended December 29, 2002 and December 28, 2003.

In July 2001, the Company completed a series of transactions with Starwood Hotels & Resorts Worldwide, Inc., pursuant to which (1) Starwood acquired, for $1,000,000.50, 666,667 shares of Common Stock and five year $2.00 666,667 warrants to purchase shares of the Company's Common Stock, (2) the Company and certain shareholders agreed to take appropriate actions, so long as Starwood owns no fewer than 333,333 shares of Common Stock, to cause one nominee of Starwood to be elected to the Company's board or, in the event the number of restaurants operated pursuant to the Starwood Agreements equals or exceeds ten restaurants, to cause two nominees of Starwood to be elected to the Company's board, and (3) the Company and Starwood agreed to jointly develop the Company's branded restaurants in Starwood properties with Starwood being the exclusive major hotel operator in which the Company's restaurants are developed, managed, operated or licensed. Norman MacLeod has been designated as Starwood's board representative and currently serves as a Director of the Company.

In conjunction with, and as a condition of, the Starwood transactions, the Company was obligated to secure funding, in addition to that provided by Starwood, in an amount not less than $1,000,000 from the sale of equity securities to other investors on terms not more favorable to the investors than those of Starwood. Pursuant to that obligation, the Company sold, for $142,500, 95,000 shares of common stock and 95,000 five year $2.25 warrants to KMWGEN Partners, a partnership of which Lewis Wolff, as Trustee of the Wolff Revocable Trust of 1993, and Keith Wolff, as Trustee of The Keith M. Wolff 2000 Irrevocable Trust, are general partners.

Also, in conjunction with the Starwood transactions, the Company sold 65,565 shares of common stock to the Ross Family Trust for $95,348. The Ross Family Trust and the Mazel Trust, both of which Mr. Ross is co-trustee of, in 2000, loaned $400,000 to the Company for which it is paid interest of 10% and was issued 40,000 five year warrants exercisable at $1.40625 per share. In 2001 the trusts were issued an additional 32,058 four year warrants exercisable at $2.77 per share. In 2002, the Ross Family Trust acquired the loans from the Mazel Trust. The Company owed $175,657 to the Ross Family Trust at December 29, 2002 and $67,635 at December 28, 2003. Stephen Ross, co-trustee of the Ross Family Trust was elected as a director of the Company in 2001, following the Starwood transactions.

The Starwood Agreements also provide for the issuance to Starwood, after the aggregate number of branded restaurants covered by management agreements or licensing agreements reaches five, ten, fifteen and twenty (each a "Development Threshold Date"), of warrants (the "Development Warrants") to purchase a number of shares of the Company's Common Stock equal to 4% of the then outstanding shares of capital stock. The Development Warrants will have an exercise price equal to (1) if the fair market value of the Common Stock as of the applicable Development Threshold Date is greater than the fair market value of the Common Stock as of the closing date of the transactions contemplated by the Starwood Agreements (the "Closing Date"), the greater of (A) 75% of the fair market value of the Common Stock on the date of issuance of the Development Warrants or (B) the fair market value of the Common Stock on the closing date as defined in the Starwood Agreements, or (2) if the fair market value of the Common Stock as of the applicable Development Threshold Date is equal to or less than the fair market value of the Common Stock on the closing date, the fair market value of the Common Stock as of the applicable Development Threshold Date.

In addition to the Development Warrants, the Starwood Agreements provide for the issuance of warrants (the "Incentive Warrants") to Starwood to purchase a number of shares of the Company's Common Stock equal to 0.75% of the then outstanding shares of capital stock of the Company on the date of execution of any management agreement or license agreement (the "Initial Incentive Threshold Date") resulting in the total number of restaurants being operated pursuant to the Starwood Agreements exceeding 35% of the total branded restaurants operated by the Company. Additional Incentive Warrants will be issued on each anniversary of the Initial Incentive Threshold Date provided that the incentive threshold continues to be satisfied.

During 2002, the Company entered into a Management Agreement with respect to a restaurant operated in a Starwood property in Houston, Texas. In conjunction with the Management Agreement, the Company advanced certain costs relating to the opening of the restaurant. Starwood owed $63,653 to the Company at December 29, 2002 and $0 at December 28, 2003.

In February 2004, the Company adopted a policy requiring that all transactions with affiliates be subject to the prior review and approval by the Audit Committee.

Other than elections to office, no director, nominee for director, executive officer or associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

SUBMISSION OF SHAREHOLDER PROPOSALS

In order for shareholder proposals to be included in the Company's Proxy Statement and proxy relating to the Company's 2005 Annual Meeting of Shareholders, such proposals must be received by the Company at its principal executive offices not later than December 30, 2004. If the Company receives notice of a shareholder proposal after March 13, 2005, persons named as proxies for the 2004 Annual Meeting of Shareholders will have discretionary authority to vote on such proposal at such meeting.

EXPENSES OF SOLICITATION

All of the expenses of soliciting proxies from shareholders, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's Common Stock, will be borne by the Company.




                                              Michael Weinstock
                                              Chairman


Los Angeles, California
April 26, 2004

                                                                       EXHIBIT A
                                                                       ---------

                              GRILL CONCEPTS, INC.

                             AUDIT COMMITTEE CHARTER
                           (AMENDED FEBRUARY 19, 2004)

PURPOSE

The purpose of the Audit Committee is to assist the board of directors in fulfilling its oversight responsibilities for (1) the integrity of the company's financial statements, (2) the company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and
(4) the performance of the company's independent auditors. The audit committee will also prepare the report that SEC rules require be included in the company's annual proxy statement.

AUTHORITY

The audit committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

     - Appoint, compensate, and oversee the work of the public accounting firm employed by the organization to conduct the annual audit. This firm will report directly to the audit committee.

     - Resolve any disagreements between management and the auditor regarding financial reporting.

     - Pre-approve all auditing and permitted non-audit services performed by the company's external audit firm.

     - Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation and approve related fees and retention terms.

     - Seek any information it requires from employees--all of whom are directed to cooperate with the committee's requests--or external parties.

     - Meet with company officers, external auditors, or outside counsel, as necessary.

     - The committee may delegate authority to subcommittees, including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full committee at its next scheduled meeting.

     - Review and pre-approve all related party transaction as defined by, and in accordance with, applicable Nasdaq requirements.

MEMBERSHIP

The audit committee will consist of at least three members of the board of directors. The board will appoint committee members and the committee chair.

Each committee member will be both independent and financially literate, as determined in accordance with the requirements of The Nasdaq Stock Market ("Nasdaq") and applicable federal law. At least one member shall qualify and be designated as the "audit committee financial expert," as defined by applicable legislation and regulation. No committee member shall simultaneously serve on the audit committees of more than two other public companies.

MEETINGS

The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with managementand with external auditors. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

RESPONSIBILITIES

The committee will carry out the following responsibilities:

FINANCIAL STATEMENTS

     - Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

          -    Complex or unusual transactions and highly judgmental areas

          - Major issues regarding accounting principles and financial statement presentations, including any significant changes in the company's selection or application of accounting principles

          - The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company

     - Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements

     - Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.

     - Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors, including the company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     - Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the company's internal controls.

     - Discuss earnings press releases (particularly use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made). The audit committee does not need to discuss each release in advance.

INTERNAL CONTROL

     - Consider the effectiveness of the company's internal control system, including information technology security and control.

     - Understand the scope of internal and external auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

EXTERNAL AUDIT

     - Review the external auditors' proposed audit scope and approach, including coordination of audit effort with internal audit.

     - Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors. In performing this review, the committee will:

          - At least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the company

          -    Take into account the opinions of management.

          -    Review and evaluate the lead partner of the independent auditor.

          - Present its conclusions with respect to the external auditor to the Board.

     - Ensure the rotation of the lead audit partner every five years and other audit partners every seven years, and consider whether there should be regular rotation of the audit firm itself.

     - Present its conclusions with respect to the independent auditor to the full board

     - Set clear hiring policies for employees or former employees of the independent auditors

     - On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

COMPLIANCE

     - Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

     - Establish procedures for: (i) The receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls, or auditing matters; and (ii) The confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters.

     - Review the findings of any examinations by regulatory agencies, and any auditor observations.

     - Review the process for communicating the code of conduct to company personnel, and for monitoring compliance therewith.

     - Obtain regular updates from management and company legal counsel regarding compliance matters.

REPORTING RESPONSIBILITIES

     - Regularly report to the board of directors about committee activities and issues that arise with respect to the quality or integrity of the company's financial statements, the company's compliance with legal or regulatory requirements, the performance and independence of the company's independent auditors, and the performance of the internal audit function.

     - Provide an open avenue of communication between the external auditors, and the board of directors.

     - Report annually to the shareholders, describing the committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

     - Review any other reports the company issues that relate to committee responsibilities.

OTHER RESPONSIBILITIES

     - Discuss with management the company's major policies with respect to risk assessment and risk management

     - Perform other activities related to this charter as requested by the board of directors.

     -    Institute and oversee special investigations as needed.

     - Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

     - Confirm annually that all responsibilities outlined in this charter have been carried out.

     - Evaluate the committee's and individual members' performance at least annually.

                              GRILL CONCEPTS, INC.
                       11661 San Vicente Blvd., Suite 404
                          Los Angeles, California 90049

                    Proxy for Annual Meeting of Shareholders
                           to be held on June 23, 2004

          This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Robert Spivak and Michael Weinstock, and each of them, as Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at an Annual Meeting of Shareholders (the "Meeting") of Grill Concepts, Inc., a Delaware corporation (the "Company"), on June 23, 2004, at 9:00 a.m., or at any adjournment or adjournments thereof, in the manner designated below, all of the shares of the Company's common stock that the undersigned would be entitled to vote if personally present.

     1. GRANTING _____ WITHHOLDING _____ authority to vote for the election as directors of the Company the following nominees: Robert Spivak, Michael Weinstock, Glenn Golenberg, Lewis Wolff, Stephen Ross, Norman MacLeod and Bruce Schwartz.

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

     2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent certifying accountants.

             ________FOR          ________AGAINST      ________ABSTAIN

     3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 2 AND 3 AND FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS.

                              Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate the capacity in which signing.

                              DATED:__________________________ , 2004


                              Signature:____________________________________

                              Signature if held jointly:____________________


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE